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                                                                     EXHIBIT 23A

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 28, 1996 included (or incorporated by reference) in Washington Gas Light Company's Form 10-K for the year ended September 30, 1996 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Washington, D.C.
December 30, 1996